Vanguard Specialized Funds

Supplement to the Statement of Additional Information Dated May 29, 2009

Statement of Additional Information Text Changes

The following text replaces the first paragraph on page B-1 of the Statement of Additional Information:

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds’ current prospectuses (dated May 29, 2009; for Vanguard Dividend Growth Fund dated October 2, 2009). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains a Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

© 2009 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SAI051 102009